UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2022

Kensington Capital Acquisition Corp. IV

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41314	98-1591811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1400 Old Country Road, Suite 301 Westbury, New York	11590
(Address of principal executive offices)	(Zip code)

(703) 674-6514

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, one Class 1 redeemable warrant and one Class 2 redeemable warrant	KCAC.U	The New York Stock Exchange
Class A ordinary shares, $0.0001 par value	KCAC	The New York Stock Exchange
Class 1 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	KCAC.WS	The New York Stock Exchange
Class 2 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	KCAC.WS	The New York Stock Exchange
New units, each consisting of one Class A ordinary share, $0.0001 par value and one Class 2 redeemable warrant	KCA.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 13, 2022, Kensington Capital Acquisition Corp. IV, a Cayman Islands exempted company incorporated with limited liability (“Kensington”), held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) in connection with the proposed business combination (the “Business Combination”) of Kensington and Amprius Technologies, Inc., a Delaware corporation (“Amprius”), as described in the proxy statement and prospectus filed by Kensington with the Securities and Exchange Commission (the “SEC”) on September 1, 2022 (the “Proxy Statement”). Present at the Extraordinary General Meeting were holders of 25,419,169 ordinary shares of Kensington (consisting of 15,562,027 Class A ordinary shares and 9,857,142 Class B ordinary shares), in person or by proxy, representing 77.36% of the voting power of Kensington’s ordinary shares as of August 5, 2022, the record date for the Extraordinary General Meeting (the “Record Date”), and constituting a quorum for the transaction of business at the Extraordinary General Meeting. As of the Record Date, there were 23,000,000 Class A ordinary shares and 9,857,142 Class B ordinary shares issued and outstanding. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Proxy Statement.

At the Extraordinary General Meeting, Kensington’s shareholders approved the Business Combination Proposal, the Domestication Proposal, the Charter Proposal, the Governance Proposals, the Equity Incentive Plan Proposal, the NYSE Proposal and the Employee Stock Purchase Plan Proposal, in each case as defined and described in greater detail in the Proxy Statement.

The approval of the Domestication Proposal, the Charter Proposal and each of the Governance Proposals required the affirmative vote of holders of at least two-thirds of the Ordinary Shares represented in person or by proxy and entitled to vote thereon and who voted at the Extraordinary General Meeting. The approval of the Business Combination Proposal, the Equity Incentive Plan Proposal, the NYSE Proposal and the Employee Stock Purchase Plan Proposal each required the affirmative vote of a majority of the Ordinary Shares represented in person or by proxy and entitled to vote thereon and who voted at the Extraordinary General Meeting.

The Adjournment Proposal, as defined and described in greater detail in the Proxy Statement, was not presented to Kensington’s shareholders as the Business Combination Proposal, the Domestication Proposal, the Charter Proposal, the Governance Proposals, the Equity Incentive Plan Proposal, the NYSE Proposal and the Employee Stock Purchase Plan Proposal each received a sufficient number of votes for approval.

Set forth below are the final voting results for the proposals:

Proposal 1: The Business Combination Proposal

A proposal to approve and adopt the Business Combination Agreement, as further described in the Proxy Statement. The following is a tabulation of the votes with respect to this proposal, which was approved by Kensington’s shareholders:

For	Against	Abstentions	Broker Non-Votes
24,671,693	733,812	13,664	N/A

Proposal 2: The Domestication Proposal

A proposal to approve the change of Kensington’s jurisdiction of incorporation by way of continuation under the laws of the Cayman Islands, including deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware, as further described in the Proxy Statement. The following is a tabulation of the votes with respect to this proposal, which was approved by Kensington’s shareholders:

For	Against	Abstentions	Broker Non-Votes
24,673,893	731,712	13,564	N/A

Proposal 3: The Charter Proposal

A proposal to approve that Kensington’s Existing Governing Documents be amended and restated by the deletion in their entirety and the substitution in their place of the Proposed Certificate of Incorporation, including the change of Kensington’s name to “Amprius Technologies, Inc.”, as further described in the Proxy Statement. The following is a tabulation of the votes with respect to this proposal, which was approved by Kensington’s shareholders:

For	Against	Abstentions	Broker Non-Votes
24,670,693	734,612	13,864	N/A

Proposal 4: The Governance Proposals

Separate proposals to approve the following proposals on a non-binding advisory basis, in accordance with the SEC guidance to give shareholders the opportunity to present their separate views on certain corporate governance provisions in the Proposed Governing Documents, in each case as such separate proposals are further described in the Proxy Statement.

4(A): A proposal to authorize the board of directors of Kensington to issue shares of preferred stock, par value $0.0001 per share, of Kensington. The following is a tabulation of the votes with respect to this proposal, which was approved by Kensington’s shareholders:

For	Against	Abstentions	Broker Non-Votes
22,587,306	1,992,899	838,964	N/A

4(B): A proposal to provide that the federal district courts of the United States of America will be the exclusive forum for certain stockholder litigation. The following is a tabulation of the votes with respect to this proposal, which was approved by Kensington’s shareholders:

For	Against	Abstentions	Broker Non-Votes
22,597,697	744,617	2,076,855	N/A

4(C): A proposal to remove provisions in Kensington’s Existing Governing Documents related to our status as a blank check company that will no longer apply upon the consummation of the Business Combination. The following is a tabulation of the votes with respect to this proposal, which was approved by Kensington’s shareholders:

For	Against	Abstentions	Broker Non-Votes
22,608,802	733,512	2,076,855	N/A

4(D): A proposal approving provisions providing that the affirmative vote of at least two-thirds of the voting power of all the then-outstanding shares of capital stock entitled to vote generally in the election of directors will be required for stockholders to adopt, amend, or repeal certain provisions of the Proposed Certificate of Incorporation or the Proposed Bylaws:

For	Against	Abstentions	Broker Non-Votes
22,585,696	756,618	2,076,855	N/A

Proposal 5: The Equity Incentive Plan Proposal

A proposal to adopt and approve the Amprius Technologies, Inc. 2022 Equity Incentive Plan, as further described in the Proxy Statement. The following is a tabulation of the votes with respect to this proposal, which was approved by Kensington’s shareholders:

For	Against	Abstentions	Broker Non-Votes
23,523,267	915,165	980,737	N/A

Proposal 6: The NYSE Proposal

A proposal to approve the issuance of common stock to the Amprius stockholders, as further described in the Proxy Statement. The following is a tabulation of the votes with respect to this proposal, which was approved by Kensington’s shareholders:

For	Against	Abstentions	Broker Non-Votes
24,693,230	720,675	5,264	N/A

Proposal 7: The Employee Stock Purchase Plan Proposal

A proposal to adopt and approve the Amprius Technologies, Inc. 2022 Employee Stock Purchase Plan, as further described in the Proxy Statement. The following is a tabulation of the votes with respect to this proposal, which was approved by Kensington’s shareholders:

For	Against	Abstentions	Broker Non-Votes
24,611,160	777,925	30,084	N/A

As there were sufficient votes to approve each of the above proposals, Proposal No. 8: The Adjournment Proposal, described in the Proxy Statement, was not presented to Kensington’s shareholders.

Item 7.01.	Regulation FD Disclosure.

Redemptions

In connection with the Business Combination, holders of 16,517,276 Class A ordinary shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.01 per share, for an aggregate redemption amount of approximately $165.3 million.

In accordance with the Business Combination Agreement, Amprius has agreed to waive the Minimum Cash Condition (as defined in the Proxy Statement) as a condition to the obligation of Amprius to consummate the Business Combination.

Closing of the Business Combination

Kensington expects the Business Combination to close on September 14, 2022 and the combined company’s common stock and public warrants to commence trading on The New York Stock Exchange under the ticker symbols “AMPX” and “AMPX.W,” respectively, on September 15, 2022.

Underwriting Fee

As previously disclosed, the underwriters in the initial public offering (“IPO”) by Kensington received an underwriting discount of $0.20 per unit, or $4.6 million in the aggregate, upon the closing of the IPO. In addition, a fee of $0.35 per unit, or approximately $8.1 million in the aggregate, was agreed to be payable to the underwriters for deferred underwriting commissions upon consummation by Kensington of its initial business combination transaction. On September 11 and September 12, 2022, each of the underwriters agreed to waive its right to receive its portion of the deferred underwriting commissions. Additionally, UBS Securities LLC sent Kensington a letter confirming that it had resigned and is not acting as an underwriter for the transaction.

Public Float

Kensington Capital Sponsor IV LLC (the “Sponsor”) has confirmed to Kensington that it will distribute, at the closing of the Business Combination, all of its securities to the owners of the Sponsor in proportion to their respective ownership interests, including an aggregate of 13,124,642 shares of common stock. Following such distribution, 8,627,500 of such shares will qualify for calculating the “public float” under the rules of The New York Stock Exchange. The remaining shares that will not qualify for calculating the “public float” will be reported as beneficially owned by Justin Mirro following the distribution.

The information provided in this Section 7.01 shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, as amended, including Kensington’s or Amprius’ or their management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Business Combination. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of Amprius’ and Kensington’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Amprius and Kensington. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the equity holders of Amprius or Kensington is not obtained; failure to realize the anticipated benefits of the Business Combination; risks related to the rollout of Amprius’ business and the timing of expected business milestones; the effects of competition on Amprius’ business; supply shortages in the materials necessary for the production of Amprius’ products; the termination of government clean energy and electric vehicle incentives or the reduction in government spending on vehicles powered by battery technology; delays in construction and operation of production facilities; the amount of redemption requests made by Kensington’s public equity holders; and the ability of Kensington or the combined company to issue equity or equity-linked securities in connection with the Business Combination or in the future. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Kensington’s periodic filings with the SEC, including Kensington’s final prospectus for its initial public offering filed with the SEC on March 2, 2022 and the registration statement on Form S-4 that Kensington filed in connection with the Business Combination. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Amprius or Kensington presently know or that Amprius and Kensington currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Amprius’ and Kensington’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Amprius and Kensington anticipate that subsequent events and developments will cause Amprius’ and Kensington’s assessments to change. However, while Amprius and Kensington may elect to update these forward-looking statements at some point in the future, Amprius and Kensington specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Amprius’ or Kensington’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Amprius, Kensington, nor any of their respective affiliates have any obligation to update this Current Report on Form 8-K other than as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 13, 2022

KENSINGTON CAPITAL ACQUISITION CORP. IV

By:	/s/ Daniel Huber
	Name:	Daniel Huber
	Title:	Chief Financial Officer